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Exhibit 23

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-367917) pertaining to the UWSI/BCBSUW 401(k) Plan of our report dated June 15, 2001, with respect to the financial statements and schedule of the UWSI/BCBSUW 401(k) Plan included in the Annual Report (Form 11-K) for the year ended December 31, 2000.

Ernst & Young LLP
Milwaukee, Wisconsin
June 28, 2001

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  Exhibit 23
CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS